UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-09645

Columbia Funds Series Trust

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
March 31, 2022
Columbia Short Term Bond Fund
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Short Term Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Short Term Bond Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks current income, consistent with minimal fluctuation of principal.
Portfolio management
Gregory Liechty
Co-Portfolio Manager
Managed Fund since 2010
Ronald Stahl, CFA
Co-Portfolio Manager
Managed Fund since 2006
Average annual total returns (%) (for the period ended March 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	10/02/92	-2.33	1.34	1.08
	Including sales charges		-3.28	1.14	0.98
Advisor Class*		11/08/12	-2.09	1.59	1.34
Class C	Excluding sales charges	10/02/92	-2.77	0.75	0.56
	Including sales charges		-3.74	0.75	0.56
Institutional Class		09/30/92	-1.99	1.59	1.34
Institutional 2 Class*		11/08/12	-1.92	1.68	1.41
Institutional 3 Class		07/15/09	-1.97	1.73	1.48
Class R		09/27/10	-2.57	1.07	0.82
Bloomberg 1-3 Year Government/Credit Index			-2.91	1.26	1.09
Returns for Class A shares are shown with and without the maximum initial sales charge of 1.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg 1-3 Year Government/Credit Index consists of Treasury or government agency securities and investment-grade corporate debt securities with maturities of one to three years. Effective August 24, 2021, the Bloomberg Barclays 1-3 Year Government/Credit Index was re-branded as the Bloomberg 1-3 Year Government/Credit Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Short Term Bond Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (March 31, 2012 — March 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2022)
Asset-Backed Securities — Non-Agency	24.4
Commercial Mortgage-Backed Securities - Non-Agency	10.8
Corporate Bonds & Notes	34.1
Foreign Government Obligations	0.1
Money Market Funds	3.2
Residential Mortgage-Backed Securities - Agency	0.2
Residential Mortgage-Backed Securities - Non-Agency	26.2
U.S. Treasury Obligations	1.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at March 31, 2022)
AAA rating	19.8
AA rating	9.4
A rating	21.9
BBB rating	25.7
BB rating	4.7
B rating	3.5
CCC rating	0.3
CC rating	0.0(a)
Not rated	14.7
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Short Term Bond Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended March 31, 2022, the Fund’s Class A shares returned -2.33% excluding sales charges. The Fund outperformed its benchmark, the Bloomberg 1-3 Year Government/Credit Index, which returned -2.91% for the same time period.
Market overview
Investor sentiment in 2021 was supported by accommodative monetary and fiscal policy, healthy consumer balance sheets, strong corporate financial results and above-trend economic growth. As 2022 approached, persistent and accelerating inflation prompted the Federal Reserve (the Fed) to shift its policy stance to be less accommodative. The Fed communicated its plan of tapering asset purchases then raising interest rates to dampen demand and curb inflation. Relative to March 2021, interest rates rose and credit spreads widened as markets adjusted to the Fed’s new policy stance.
Credit-related sectors produced negative absolute returns and negative excess returns relative to Treasuries over the 12-month period that ended March 31, 2022. On an excess returns basis, agency mortgage-backed securities (MBS) performed the worst, followed by corporates, asset-backed securities (ABS) then commercial mortgage-backed securities (CMBS). Shorter dated securities outperformed longer dated securities.
The Fed maintained an accommodative monetary policy for the majority of the reporting period, but pivoted to a more hawkish stance later in the period. This was anticipated by the market, including the likelihood of two or more increases in the Fed’s benchmark overnight lending rate by the end of 2022. Expectations regarding the number of Fed rate hikes began to increase as the first quarter of 2022 progressed, given continued historically high inflation readouts. An already challenging inflation outlook was exacerbated by Russia’s late-February invasion of Ukraine, which led to a spike in prices for oil and other commodities. As expected, the Fed implemented a quarter-point increase in the fed funds target rate at its mid-March 2022 meeting, the first such upward move since December of 2018. In addition, the Fed ended the bond purchase program that it had used to keep longer term borrowing costs low. By the end of the quarter, the markets were pricing in at least seven Fed rate hikes for 2022. Given the shift in the likely trajectory of the fed funds target rate, short-term U.S. Treasury yields moved sharply higher over the quarter, while longer term yields also rose, albeit to a lesser degree.
Within the short-term investment-grade corporate market, lower rated securities outperformed higher quality securities over the last year. BBB-rated corporates generated marginal positive excess returns relative to Treasuries, whereas higher rated corporates underperformed Treasuries. High-yield corporates also outperformed investment-grade corporates and Treasuries during the period.
The Fund’s notable contributors during the period
•	The Fund’s outperformance of its benchmark was primarily attributable to sector allocation decisions. The Fund had allocations to out-of-benchmark sectors such as ABS, non-agency collateralized mortgage obligations (CMOs), non-agency CMBS and high-yield corporates, all of which were additive to relative performance as the sectors outperformed the benchmark.
•	Sector weightings were continuously evaluated throughout the period and fine-tuned according to our outlook. For instance, we exited the Fund’s allocations to agency passthrough securities as we expected the Fed to announce the end of their asset purchase program. We also increased the Fund’s allocation to investment-grade corporates as we saw attractive opportunities arise in the first quarter of 2022.
•	The Fund maintained a relatively neutral duration versus the benchmark and was underweight shorter securities while being overweight longer securities. Compared to March 31, 2021, the two-year Treasury yield increased 217 basis points (bps; a basis point is 1/100 of a percent) from 0.16% to 2.33%, while the five-year Treasury yield rose 152 bps from 0.94% to 2.46%. The net impact from duration and yield curve positioning was additive to relative performance.
The Fund’s notable detractors during the period
•	Security selection within the investment-grade corporate sector was the largest detractor from relative performance during the period.
•	The Fund was also underweight the investment-grade corporate sector, which detracted from relative performance as the sector modestly outperformed the benchmark.
Columbia Short Term Bond Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	Investment-grade corporates represented the Fund’s largest sector underweight, excluding Treasuries. The underweight position was slightly reduced in the first quarter of 2022 as spreads widened and attractive opportunities were found.
Derivatives usage
The Fund used Treasury futures to help maintain its targeted duration, as well as the Fund’s yield curve exposures. On a stand-alone basis, utilizing these derivatives had a negative net impact on performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Short Term Bond Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
October 1, 2021 — March 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	970.60	1,021.24	3.64	3.73	0.74
Advisor Class	1,000.00	1,000.00	971.80	1,022.49	2.41	2.47	0.49
Class C	1,000.00	1,000.00	967.90	1,018.50	6.33	6.49	1.29
Institutional Class	1,000.00	1,000.00	971.80	1,022.49	2.41	2.47	0.49
Institutional 2 Class	1,000.00	1,000.00	972.10	1,022.89	2.02	2.07	0.41
Institutional 3 Class	1,000.00	1,000.00	972.40	1,023.14	1.77	1.82	0.36
Class R	1,000.00	1,000.00	969.40	1,020.00	4.86	4.99	0.99
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Short Term Bond Fund | Annual Report 2022	7

Portfolio of Investments
March 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 24.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Affirm Asset Securitization Trust(a)
Subordinated Series 2021-A Class B
08/15/2025	1.060%	13,120,000	12,939,428
American Credit Acceptance Receivables Trust(a)
Series 2020-1 Class D
03/13/2026	2.390%	18,625,000	18,560,408
Series 2020-2 Class D
05/13/2026	5.650%	2,800,000	2,877,535
Subordinated Series 2021-2 Class E
07/13/2027	2.540%	1,550,000	1,478,284
ARES XLVII CLO Ltd.(a),(b)
Series 2018-47A Class B
3-month USD LIBOR + 1.450% Floor 1.450% 04/15/2030	1.691%	4,000,000	3,955,056
Avant Loans Funding Trust(a)
Subordinated Series 2021-REV1 Class C
07/15/2030	2.300%	950,000	898,406
Barings CLO Ltd.(a),(b)
Series 2018-4A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 10/15/2030	1.941%	10,800,000	10,718,622
BMW Vehicle Lease Trust
Series 2021-1 Class A3
01/25/2024	0.290%	500,000	495,157
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-4A Class BRR
3-month USD LIBOR + 1.420% Floor 1.420% 01/15/2031	1.661%	5,000,000	4,922,465
Carlyle US CLO Ltd.(a),(b)
Series 2016-4A Class A2R
3-month USD LIBOR + 1.450% Floor 1.450% 10/20/2027	1.704%	8,000,000	7,918,120
Series 2017-5A Class A1B
3-month USD LIBOR + 1.250% 01/20/2030	1.504%	8,000,000	7,886,688
Cascade Funding Mortgage Trust(a)
CMO Series 2021-GRN1 Class A
03/20/2041	1.100%	2,181,985	2,102,597
Chesapeake Funding II LLC(a)
Series 2019-2A Class A1
09/15/2031	1.950%	254,013	254,522
Consumer Loan Underlying Bond CLUB Credit Trust(a)
Subordinated Series 2020-P1 Class B
03/15/2028	2.920%	1,136,801	1,137,322
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credito Real USA Auto Receivables Trust(a)
Series 2021-1A Class A
02/16/2027	1.350%	1,333,202	1,307,992
Dext ABS LLC(a)
Subordinated Series 2020-1 Class B
11/15/2027	1.920%	3,500,000	3,437,033
Drive Auto Receivables Trust
Subordinated Series 2018-5 Class C
01/15/2025	3.990%	31,047	31,083
Subordinated Series 2020-2 Class D
05/15/2028	3.050%	650,000	651,233
Dryden Senior Loan Fund(a),(b)
Series 2016-42A Class BR
3-month USD LIBOR + 1.550% 07/15/2030	1.791%	3,025,000	3,004,442
DT Auto Owner Trust(a)
Series 2019-3A Class D
04/15/2025	2.960%	4,900,000	4,909,866
Subordinated Series 2020-1A Class D
11/17/2025	2.550%	6,050,000	5,974,842
Exeter Automobile Receivables Trust
Subordinated Series 2021-1A Class C
01/15/2026	0.740%	2,400,000	2,354,685
First Investors Auto Owner Trust(a)
Series 2021-1A Class A
03/16/2026	0.450%	303,139	300,508
Foundation Finance Trust(a)
Series 2019-1A Class A
11/15/2034	3.860%	1,115,670	1,126,515
FREED ABS Trust(a)
Subordinated Series 2021-1CP Class B
03/20/2028	1.410%	1,625,000	1,609,773
Subordinated Series 2021-2 Class C
06/19/2028	1.940%	12,250,000	12,008,827
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2020-1A Class C
11/17/2025	2.720%	4,850,000	4,828,935
Subordinated Series 2020-4A Class D
10/15/2026	1.640%	1,600,000	1,555,004
GoldentTree Loan Management US CLO 1 Ltd.(a),(b)
Series 2021-10A Class A
3-month USD LIBOR + 1.100% Floor 1.100% 07/20/2034	1.354%	4,150,000	4,124,183
Hertz Vehicle Financing LLC(a)
Series 2021-1A Class C
12/26/2025	2.050%	3,000,000	2,834,120
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Short Term Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
March 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Jay Park CLO Ltd.(a),(b)
Series 2016-1A Class A2R
3-month USD LIBOR + 1.450% 10/20/2027	1.704%	5,500,000	5,500,225
LL ABS Trust(a)
Series 2021-1A Class A
05/15/2029	1.070%	1,837,030	1,760,951
Madison Park Funding XLVIII Ltd.(a),(b)
Series 2021-48A Class A
3-month USD LIBOR + 1.150% Floor 1.150% 04/19/2033	1.398%	1,250,000	1,240,116
Madison Park Funding XXXIII Ltd.(a),(b)
Series 2019-33A Class BR
3-month Term SOFR + 1.800% Floor 1.800% 10/15/2032	1.959%	5,550,000	5,509,857
Marlette Funding Trust(a)
Series 2020-2A Class B
09/16/2030	1.830%	2,648,946	2,645,045
Subordinated Series 2019-2A Class B
07/16/2029	3.530%	2,506	2,507
MMAF Equipment Finance LLC(a)
Series 2017-B Class A4
11/15/2024	2.410%	743,091	744,634
Series 2020-A Class A3
04/09/2027	0.970%	2,010,000	1,916,652
MVW LLC(a)
Series 2019-2A Class A
10/20/2038	2.220%	2,135,022	2,076,480
MVW Owner Trust(a)
Series 2017-1A Class A
12/20/2034	2.420%	1,480,920	1,474,696
NMEF Funding LLC(a)
Series 2021-A Class A2
12/15/2027	0.810%	1,656,891	1,635,088
NRZ Advance Receivables Trust(a)
Series 2020-T3 Class AT3
10/15/2052	1.317%	3,270,000	3,252,526
Octagon Investment Partners 35 Ltd.(a),(b)
Series 2018-1A Class A1A
3-month USD LIBOR + 1.060% Floor 1.060% 01/20/2031	1.314%	7,550,000	7,523,273
Octagon Investment Partners 39 Ltd.(a),(b)
Series 2018-3A Class B
3-month USD LIBOR + 1.850% Floor 1.650% 10/20/2030	2.104%	11,200,000	11,108,496
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Octane Receivables Trust(a)
Series 2019-1A Class A
09/20/2023	3.160%	70,199	70,259
OHA Credit Partners VII Ltd.(a),(b)
Series 2012-7A Class AR3
3-month USD LIBOR + 1.070% Floor 1.070% 02/20/2034	1.230%	5,000,000	4,965,485
Pagaya AI Debt Selection Trust(a)
Series 2021-1 Class A
11/15/2027	1.180%	2,756,671	2,717,811
Series 2021-2 Class NOTE
01/25/2029	3.000%	6,473,956	6,319,791
Series 2021-3 Class A
05/15/2029	1.150%	7,556,539	7,412,669
Series 2021-5 Class A
08/15/2029	1.530%	4,711,850	4,605,699
Series 2021-HG1 Class A
01/16/2029	1.220%	8,557,084	8,305,810
Subordinated Series 2021-HG1 Class B
01/16/2029	1.820%	1,353,612	1,323,814
Palmer Square Loan Funding Ltd.(a),(b)
Series 2020-1A Class A1
3-month USD LIBOR + 0.800% Floor 0.800% 02/20/2028	1.280%	5,213,672	5,224,809
Series 2021-4A Class A1
3-month USD LIBOR + 0.800% Floor 0.800% 10/15/2029	0.928%	6,000,000	5,971,620
Pawnee Equipment Receivables LLC(a)
Series 2019-1 Class A2
10/15/2024	2.290%	423,284	423,764
Race Point CLO Ltd.(a),(b)
Series 2013-8A Class AR2
3-month USD LIBOR + 1.040% Floor 1.040% 02/20/2030	1.520%	2,961,982	2,959,517
Race Point IX CLO Ltd.(a),(b)
Series 2015-9A Class A2R
3-month USD LIBOR + 0.450% Floor 1.450% 10/15/2030	0.691%	4,975,000	4,904,529
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	3,070,353	2,956,751

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
March 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rockland Park CLO Ltd.(a),(b)
Series 2021-1A Class A
3-month USD LIBOR + 1.120% Floor 1.120% 04/20/2034	1.374%	7,500,000	7,444,350
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2030	1.641%	10,000,000	9,899,070
Santander Drive Auto Receivables Trust
Series 2019-3 Class C
10/15/2025	2.490%	174,547	174,729
Subordinated Series 2019-2 Class D
07/15/2025	3.220%	1,075,000	1,079,319
Subordinated Series 2020-4 Class C
01/15/2026	1.010%	1,500,000	1,482,389
SCF Equipment Leasing LLC(a)
Series 2019-2A Class B
08/20/2026	2.760%	4,000,000	3,935,297
Subordinated Series 2020-1A Class B
03/20/2028	2.020%	4,900,000	4,804,103
Sierra Timeshare Receivables Funding LLC(a)
Series 2018-2A Class A
06/20/2035	3.500%	962,443	973,906
Series 2018-3A Class A
09/20/2035	3.690%	379,060	382,420
Series 2021-1A Class A
11/20/2037	0.990%	1,411,583	1,348,509
Upstart Pass-Through Trust(a),(c)
Series 2020-ST4 Class A
11/20/2026	3.250%	3,083,646	3,087,983
Series 2021-ST10 Class A
01/20/2030	2.250%	8,892,403	8,710,386
Upstart Pass-Through Trust(a)
Series 2020-ST6 Class A
01/20/2027	3.000%	2,788,725	2,730,062
Series 2021-ST3 Class A
05/20/2027	2.000%	2,515,129	2,442,291
Upstart Securitization Trust(a)
Series 2020-2 Class A
11/20/2030	2.309%	1,627,670	1,609,580
Series 2021-2 Class A
06/20/2031	0.910%	4,351,681	4,275,389
Subordinated Series 2021-2 Class B
06/20/2031	1.750%	1,150,000	1,110,154
Subordinated Series 2021-3 Class B
07/20/2031	1.660%	1,250,000	1,196,041
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Volkswagen Auto Loan Enhanced Trust
Series 2020-1 Class A4
08/20/2026	1.260%	700,000	686,552
Westlake Automobile Receivables Trust(a)
Series 2020-2A Class D
01/15/2026	2.760%	1,570,000	1,563,654
Subordinated Series 2021-2A Class D
12/15/2026	1.230%	9,625,000	9,140,818
Total Asset-Backed Securities — Non-Agency (Cost $303,331,177)			298,833,527

Commercial Mortgage-Backed Securities - Non-Agency 10.7%

Ashford Hospitality Trust(a),(b)
Series 2018-KEYS Class B
1-month USD LIBOR + 1.450% Floor 1.450% 05/15/2035	1.847%	9,100,000	9,032,339
BAMLL Commercial Mortgage Securities Trust(a),(b)
Series 2018-DSNY Class C
1-month USD LIBOR + 1.350% Floor 1.350% 09/15/2034	1.747%	11,500,000	11,241,346
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 10/15/2037	1.647%	3,650,000	3,570,294
Subordinated Series 2018-BXH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 10/15/2037	1.897%	1,975,000	1,928,783
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class A
1-month USD LIBOR + 1.250% Floor 1.250% 07/15/2035	1.647%	13,500,000	13,348,148
BX Commercial Mortgage Trust(a),(b)
Series 2019-XL Class C
1-month USD LIBOR + 1.250% Floor 1.250% 10/15/2036	1.647%	6,188,000	6,132,218
BX Mortgage Trust(a),(b)
Series 2021-PAC Class D
1-month USD LIBOR + 1.298% Floor 1.298% 10/15/2036	1.408%	6,350,000	6,064,257
BX Trust(a),(b)
Series 2019-ATL Class C
1-month USD LIBOR + 1.587% Floor 1.587%, Cap 1.587% 10/15/2036	1.984%	2,180,000	2,131,180

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Short Term Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
March 31, 2022
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2019-ATL Class D
1-month USD LIBOR + 1.887% Floor 1.887% 10/15/2036	2.284%	1,931,000	1,873,170
CIM Retail Portfolio Trust(a),(b)
Series 2021-RETL Class D
1-month USD LIBOR + 3.050% Floor 3.050% 08/15/2036	3.447%	4,406,250	4,304,696
CLNY Trust(a),(b)
Series 2019-IKPR Class D
1-month USD LIBOR + 2.025% Floor 2.025% 11/15/2038	2.422%	5,900,000	5,752,495
Extended Stay America Trust(a),(b)
Series 2021-ESH Class E
1-month USD LIBOR + 2.850% Floor 2.850% 07/15/2038	3.247%	869,648	854,445
Invitation Homes Trust(a),(b)
Series 2018-SFR1 Class A
1-month USD LIBOR + 0.700% 03/17/2037	1.141%	8,464,036	8,376,478
KKR Industrial Portfolio Trust(a),(b)
Subordinated Series 2021-KDIP Class D
1-month USD LIBOR + 1.250% Floor 1.250% 12/15/2037	1.647%	975,000	950,506
Morgan Stanley Capital I Trust(a),(d)
Series 2019-MEAD Class D
11/10/2036	3.283%	3,675,000	3,424,546
One New York Plaza Trust(a),(b)
Subordinated Series 2020-1NYP Class C
1-month USD LIBOR + 2.200% Floor 2.200% 01/15/2026	2.597%	3,000,000	2,955,629
Subordinated Series 2020-1NYP Class D
1-month USD LIBOR + 2.750% Floor 2.750% 01/15/2026	3.147%	1,125,000	1,108,361
Progress Residential Trust(a)
Series 2020-SFR1 Class C
04/17/2037	2.183%	1,000,000	944,389
Series 2020-SFR1 Class D
04/17/2037	2.383%	2,025,000	1,906,151
Series 2020-SFR2 Class A
06/17/2037	2.078%	1,200,000	1,157,805
Subordinated Series 2020-SFR2 Class C
06/18/2037	3.077%	300,000	291,654
Subordinated Series 2020-SFR2 Class D
06/18/2037	3.874%	350,000	344,876
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RBS Commercial Funding, Inc., Trust(a),(d)
Series 2013-GSP Class A
01/15/2032	3.834%	8,200,000	8,226,592
SPGN TFLM Mortgage Trust(a),(b)
Series 2022 Class A
1-month Term SOFR + 1.550% Floor 1.550% 02/15/2039	1.600%	14,125,000	14,027,842
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2017-SMP Class A
1-month USD LIBOR + 0.875% Floor 0.875% 12/15/2034	1.272%	16,055,000	15,833,370
Series 2020-SDAL Class D
1-month USD LIBOR + 2.090% Floor 2.090%, Cap 4.500% 02/15/2037	2.531%	1,600,000	1,536,198
Series 2021-FCMT Class A
1-month USD LIBOR + 1.200% Floor 1.200% 05/15/2031	1.597%	1,900,000	1,878,634
Series 2021-FCMT Class D
1-month USD LIBOR + 3.500% Floor 3.500% 05/15/2031	3.897%	1,575,000	1,544,987
WF-RBS Commercial Mortgage Trust
Series 2013-C18 Class ASB
12/15/2046	3.676%	683,981	690,748
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $133,673,678)			131,432,137

Corporate Bonds & Notes 33.9%

Aerospace & Defense 1.5%
BAE Systems Holdings, Inc.(a)
12/15/2025	3.850%	4,000,000	4,014,084
Boeing Co. (The)
02/01/2027	2.700%	5,500,000	5,282,178
General Dynamics Corp.
06/01/2026	1.150%	2,500,000	2,324,904
L3Harris Technologies, Inc.
12/15/2026	3.850%	3,000,000	3,052,654
Northrop Grumman Corp.
02/01/2027	3.200%	2,000,000	2,006,150
TransDigm, Inc.(a)
12/15/2025	8.000%	701,000	731,117
03/15/2026	6.250%	990,000	1,019,367
TransDigm, Inc.
06/15/2026	6.375%	216,000	218,016
Total			18,648,470

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
March 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.2%
Air Canada(a)
08/15/2026	3.875%	203,000	191,837
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	770,000	769,425
Delta Air Lines, Inc./SkyMiles IP Ltd.(a)
10/20/2025	4.500%	387,000	389,752
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	714,673	715,140
United Airlines, Inc.(a)
04/15/2026	4.375%	618,000	608,483
Total			2,674,637
Automotive 0.5%
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	95,000	96,189
Clarios Global LP(a)
05/15/2025	6.750%	741,000	767,177
Ford Motor Credit Co. LLC
01/09/2023	3.087%	214,000	214,267
11/17/2023	3.370%	200,000	199,632
03/18/2024	5.584%	1,215,000	1,250,899
11/13/2025	3.375%	309,000	302,138
05/28/2027	4.950%	140,000	142,337
IAA Spinco, Inc.(a)
06/15/2027	5.500%	595,000	597,902
IHO Verwaltungs GmbH(a),(e)
09/15/2026	4.750%	781,819	764,903
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	1,267,000	1,282,818
ZF North America Capital, Inc.(a)
04/29/2025	4.750%	191,000	191,661
Total			5,809,923
Banking 7.9%
American Express Co.
03/04/2027	2.550%	2,875,000	2,794,115
Bank of America Corp.(f)
03/11/2027	1.658%	13,000,000	12,142,227
Bank of Montreal
01/10/2025	1.500%	2,725,000	2,611,166
03/08/2027	2.650%	1,025,000	991,494
Bank of New York Mellon Corp. (The)
04/24/2025	1.600%	3,000,000	2,896,727
Bank of Nova Scotia (The)
01/10/2025	1.450%	3,000,000	2,882,148
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canadian Imperial Bank of Commerce(b)
3-month USD LIBOR + 0.660% 09/13/2023	1.463%	3,000,000	3,000,552
Citigroup, Inc.
Subordinated
03/09/2026	4.600%	7,500,000	7,784,047
Discover Bank
09/12/2024	2.450%	3,000,000	2,949,022
Goldman Sachs Group, Inc. (The)(f)
03/08/2024	0.673%	9,000,000	8,823,096
HSBC Holdings PLC(f)
03/10/2026	2.999%	5,300,000	5,197,704
JPMorgan Chase & Co.(f)
02/24/2028	2.947%	12,275,000	11,978,521
Morgan Stanley(f)
01/25/2024	0.529%	9,000,000	8,854,692
PNC Bank NA
02/23/2025	2.950%	2,500,000	2,503,842
Royal Bank of Canada
01/21/2025	1.600%	2,630,000	2,534,987
Toronto-Dominion Bank (The)
01/10/2025	1.450%	3,500,000	3,359,592
Truist Financial Corp.(f)
03/02/2027	1.267%	3,174,000	2,947,173
US Bancorp(f)
01/27/2028	2.215%	1,500,000	1,435,750
Wells Fargo & Co.
Subordinated
06/03/2026	4.100%	8,500,000	8,718,582
Westpac Banking Corp.
11/18/2024	1.019%	2,800,000	2,679,308
Total			97,084,745
Building Materials 0.1%
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	1,032,000	1,026,226
JELD-WEN, Inc.(a)
05/15/2025	6.250%	294,000	302,610
Standard Industries, Inc.(a)
02/15/2027	5.000%	310,000	307,840
Total			1,636,676
Cable and Satellite 1.0%
CCO Holdings LLC/Capital Corp.(a)
03/01/2023	4.000%	352,000	352,000
05/01/2026	5.500%	77,000	78,263
05/01/2027	5.125%	794,000	795,457

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Short Term Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
March 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Charter Communications Operating LLC/Capital
02/01/2024	4.500%	2,500,000	2,561,414
Comcast Corp.
04/15/2024	3.700%	2,500,000	2,554,447
CSC Holdings LLC
06/01/2024	5.250%	1,016,000	1,018,146
CSC Holdings LLC(a)
04/15/2027	5.500%	1,026,000	1,017,170
DISH DBS Corp.
07/15/2022	5.875%	267,000	268,517
03/15/2023	5.000%	151,000	151,455
DISH DBS Corp.(a)
12/01/2026	5.250%	825,000	787,189
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	1,065,000	1,027,482
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	662,000	626,134
Videotron Ltd.(a)
04/15/2027	5.125%	512,000	517,668
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	445,000	448,398
Total			12,203,740
Chemicals 0.8%
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	255,000	245,337
Dow Chemical Co. (The)
05/15/2026	3.625%	3,000,000	3,040,344
INEOS Quattro Finance 2 Plc(a)
01/15/2026	3.375%	633,000	585,909
Ingevity Corp.(a)
02/01/2026	4.500%	780,000	753,305
LYB International Finance III LLC
10/01/2025	1.250%	3,443,000	3,188,932
SPCM SA(a)
03/15/2027	3.125%	541,000	497,891
WR Grace Holdings LLC(a)
10/01/2024	5.625%	740,000	750,552
06/15/2027	4.875%	195,000	190,732
Total			9,253,002
Construction Machinery 0.3%
Caterpillar Financial Services Corp.
09/13/2024	0.600%	1,150,000	1,096,268
Herc Holdings, Inc.(a)
07/15/2027	5.500%	490,000	496,773
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
John Deere Capital Corp.
03/07/2025	2.125%	1,425,000	1,401,744
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	802,000	813,551
Total			3,808,336
Consumer Cyclical Services 0.1%
Uber Technologies, Inc.(a)
05/15/2025	7.500%	1,033,000	1,077,831
Consumer Products 0.1%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	991,000	1,022,928
Mattel, Inc.(a)
04/01/2026	3.375%	105,000	102,967
Spectrum Brands, Inc.
07/15/2025	5.750%	222,000	226,069
Total			1,351,964
Diversified Manufacturing 0.8%
Carrier Global Corp.
02/15/2027	2.493%	4,500,000	4,295,985
CFX Escrow Corp.(a)
02/15/2026	6.375%	615,000	634,645
Gates Global LLC/Co.(a)
01/15/2026	6.250%	694,000	695,270
Siemens Financieringsmaatschappij NV(a)
03/11/2026	1.200%	3,000,000	2,785,273
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	649,000	669,959
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	250,000	248,103
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	996,000	1,035,744
Total			10,364,979
Electric 3.5%
American Electric Power Co., Inc.
11/01/2025	1.000%	3,000,000	2,776,015
Calpine Corp.(a)
06/01/2026	5.250%	144,000	145,132
CenterPoint Energy, Inc.
06/01/2026	1.450%	2,500,000	2,323,528
Dominion Energy, Inc.
10/01/2025	3.900%	3,000,000	3,070,480
DTE Energy Co.
06/01/2025	1.050%	3,500,000	3,277,175

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
March 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Duke Energy Corp.
09/15/2025	0.900%	3,000,000	2,779,857
Emera US Finance LP
06/15/2026	3.550%	2,500,000	2,500,266
Eversource Energy
03/01/2027	2.900%	4,000,000	3,923,101
Exelon Corp.
06/15/2025	3.950%	4,000,000	4,090,958
FirstEnergy Corp.
01/15/2026	1.600%	3,000,000	2,813,471
NextEra Energy Capital Holdings, Inc.
01/15/2027	1.875%	3,225,000	3,027,417
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	1,122,000	1,136,155
10/15/2026	3.875%	166,000	164,083
PPL Capital Funding, Inc.
05/15/2026	3.100%	3,000,000	2,959,578
Southern Co. (The)
03/15/2028	1.750%	4,000,000	3,603,793
TerraForm Power Operating LLC(a)
01/31/2023	4.250%	897,000	899,928
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	274,000	275,413
02/15/2027	5.625%	511,000	510,739
WEC Energy Group, Inc.
10/15/2027	1.375%	3,000,000	2,696,880
Total			42,973,969
Environmental 0.2%
GFL Environmental, Inc.(a)
06/01/2025	4.250%	1,223,000	1,212,777
12/15/2026	5.125%	303,000	305,676
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	583,000	550,365
Total			2,068,818
Finance Companies 0.2%
Navient Corp.
01/25/2023	5.500%	318,000	323,393
10/25/2024	5.875%	149,000	152,001
06/25/2025	6.750%	159,000	163,457
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	253,000	248,677
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2026	2.875%	1,077,000	990,411
SLM Corp.
10/29/2025	4.200%	192,000	190,523
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Springleaf Finance Corp.
03/15/2024	6.125%	522,000	534,835
Total			2,603,297
Food and Beverage 1.8%
Anheuser-Busch InBev Worldwide, Inc.
04/13/2028	4.000%	3,850,000	3,996,594
Bacardi Ltd.(a)
05/15/2025	4.450%	4,400,000	4,502,595
Conagra Brands, Inc.
11/01/2027	1.375%	1,800,000	1,600,111
Diageo Capital PLC
09/29/2025	1.375%	2,500,000	2,369,110
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	264,000	262,036
Kraft Heinz Foods Co.
05/15/2027	3.875%	3,000,000	3,046,568
Mondelez International, Inc.
03/17/2027	2.625%	2,750,000	2,684,367
Performance Food Group, Inc.(a)
05/01/2025	6.875%	419,000	433,499
Post Holdings, Inc.(a)
03/01/2027	5.750%	357,000	359,282
Tyson Foods, Inc.
08/15/2024	3.950%	2,300,000	2,344,343
US Foods, Inc.(a)
04/15/2025	6.250%	882,000	907,763
Total			22,506,268
Gaming 0.5%
Boyd Gaming Corp.(a)
06/01/2025	8.625%	397,000	417,523
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	760,000	777,649
07/01/2025	6.250%	992,000	1,025,306
GLP Capital LP/Financing II, Inc.
11/01/2023	5.375%	231,000	237,171
International Game Technology PLC(a)
02/15/2025	6.500%	403,000	422,939
04/15/2026	4.125%	362,000	357,463
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	511,000	526,384
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
06/15/2025	4.625%	321,000	324,451
MGM Resorts International
03/15/2023	6.000%	364,000	372,439

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Short Term Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
March 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Scientific Games International, Inc.(a)
10/15/2025	5.000%	1,169,000	1,198,225
VICI Properties LP/Note Co., Inc.(a)
02/15/2025	3.500%	377,000	371,307
12/01/2026	4.250%	273,000	272,128
Wynn Las Vegas LLC/Capital Corp.(a)
05/30/2023	4.250%	187,000	186,397
03/01/2025	5.500%	219,000	219,088
Total			6,708,470
Health Care 1.4%
Becton Dickinson and Co.
06/06/2024	3.363%	4,500,000	4,540,002
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	831,000	830,870
Cigna Corp.
03/01/2027	3.400%	2,285,000	2,304,707
CVS Health Corp.
06/01/2026	2.875%	3,000,000	2,976,152
HCA, Inc.
02/01/2025	5.375%	638,000	665,010
02/15/2026	5.875%	250,000	265,927
Indigo Merger Sub, Inc.(a)
07/15/2026	2.875%	930,000	885,484
IQVIA, Inc.(a)
10/15/2026	5.000%	310,000	315,687
05/15/2027	5.000%	180,000	182,094
Ortho-Clinical Diagnostics, Inc./SA(a)
06/01/2025	7.375%	645,000	665,493
Select Medical Corp.(a)
08/15/2026	6.250%	1,498,000	1,547,297
Tenet Healthcare Corp.
07/15/2024	4.625%	382,000	383,753
Tenet Healthcare Corp.(a)
09/01/2024	4.625%	597,000	601,359
01/01/2026	4.875%	785,000	794,344
02/01/2027	6.250%	450,000	462,179
Total			17,420,358
Healthcare Insurance 0.3%
Anthem, Inc.
01/15/2025	2.375%	3,200,000	3,157,354
Home Construction 0.1%
Lennar Corp.
11/15/2024	5.875%	197,000	207,741
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	377,000	382,717
03/01/2024	5.625%	360,000	370,169
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	154,000	159,952
Total			1,120,579
Independent Energy 0.6%
Canadian Natural Resources Ltd.
02/01/2025	3.900%	2,000,000	2,026,013
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	568,000	578,938
Devon Energy Corp.
09/15/2024	5.250%	491,000	513,175
Endeavor Energy Resources LP/Finance, Inc.(a)
07/15/2025	6.625%	587,000	611,094
EQT Corp.(a)
05/15/2026	3.125%	277,000	268,595
Occidental Petroleum Corp.
12/01/2025	5.500%	643,000	677,023
03/15/2026	5.550%	235,000	249,605
04/15/2026	3.400%	157,000	156,050
08/15/2026	3.200%	130,000	127,602
Woodside Finance Ltd.(a)
03/05/2025	3.650%	2,200,000	2,207,168
Total			7,415,263
Integrated Energy 0.3%
BP Capital Markets PLC
02/10/2024	3.814%	1,220,000	1,244,592
Cenovus Energy, Inc.
04/15/2027	4.250%	2,850,000	2,944,708
Total			4,189,300
Leisure 0.5%
Carnival Corp.(a)
03/01/2026	7.625%	376,000	378,541
03/01/2027	5.750%	532,000	507,088
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	428,000	439,624
Cinemark USA, Inc.(a)
05/01/2025	8.750%	367,000	383,702
03/15/2026	5.875%	312,000	302,967
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	855,000	859,475
03/15/2026	5.625%	335,000	341,173
05/15/2027	6.500%	265,000	282,052
Royal Caribbean Cruises Ltd.(a)
06/01/2025	11.500%	233,000	255,935
07/01/2026	4.250%	400,000	372,384
08/31/2026	5.500%	275,000	267,225

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
March 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	730,000	731,888
04/15/2027	5.500%	368,000	367,552
Six Flags Theme Parks, Inc.(a)
07/01/2025	7.000%	139,000	145,507
Vail Resorts, Inc.(a)
05/15/2025	6.250%	374,000	387,041
Total			6,022,154
Life Insurance 1.4%
CoreBridge Financial, Inc.(a),(g)
04/04/2025	3.500%	2,900,000	2,897,709
Five Corners Funding Trust(a)
11/15/2023	4.419%	2,000,000	2,045,385
Met Tower Global Funding(a)
09/14/2026	1.250%	4,000,000	3,693,024
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	4,547,000	4,610,284
Principal Life Global Funding II(a)
11/17/2026	1.500%	4,000,000	3,681,189
Total			16,927,591
Lodging 0.1%
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%	593,000	606,684
Media and Entertainment 0.7%
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	250,000	247,437
iHeartCommunications, Inc.
05/01/2026	6.375%	1,203,000	1,238,487
Magallanes, Inc.(a)
03/15/2027	3.755%	5,500,000	5,492,018
Netflix, Inc.
03/01/2024	5.750%	272,000	284,928
Netflix, Inc.(a)
06/15/2025	3.625%	124,000	124,450
Outfront Media Capital LLC/Corp.(a)
06/15/2025	6.250%	858,000	881,115
Univision Communications, Inc.(a)
05/01/2025	9.500%	315,000	331,375
Total			8,599,810
Metals and Mining 0.1%
Commercial Metals Co.
05/15/2023	4.875%	215,000	218,210
Constellium NV(a)
02/15/2026	5.875%	373,000	373,889
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%	905,000	879,584
Novelis Corp.(a)
11/15/2026	3.250%	346,000	330,555
Total			1,802,238
Midstream 2.1%
Buckeye Partners LP
07/01/2023	4.150%	114,000	114,419
Cheniere Corpus Christi Holdings LLC
06/30/2024	7.000%	209,000	222,476
DCP Midstream Operating LP
03/15/2023	3.875%	518,000	517,915
Enbridge, Inc.
12/01/2026	4.250%	2,152,000	2,222,917
Enterprise Products Operating LLC
02/15/2025	3.750%	2,410,000	2,455,118
EQM Midstream Partners LP
07/15/2023	4.750%	245,000	246,802
12/01/2026	4.125%	327,000	314,095
EQM Midstream Partners LP(a)
07/01/2025	6.000%	332,000	338,856
Kinder Morgan, Inc.
11/15/2026	1.750%	3,300,000	3,067,689
MPLX LP
03/01/2026	1.750%	3,000,000	2,815,356
NuStar Logistics LP
10/01/2025	5.750%	680,000	694,496
06/01/2026	6.000%	497,000	502,925
Plains All American Pipeline LP/Finance Corp.
12/15/2026	4.500%	3,300,000	3,388,154
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	86,000	85,943
Southern Natural Gas Co. LLC(a)
04/28/2023	0.625%	2,300,000	2,251,753
Targa Resources Partners LP/Finance Corp.
04/15/2026	5.875%	438,000	451,775
Western Midstream Operating LP
02/01/2025	3.600%	1,998,000	1,984,368
Williams Companies, Inc. (The)
06/15/2027	3.750%	4,000,000	4,050,481
Total			25,725,538
Natural Gas 0.3%
NiSource Finance Corp.
05/15/2027	3.490%	4,000,000	3,990,538

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Short Term Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
March 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.0%
Apergy Corp.
05/01/2026	6.375%	43,000	43,911
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	84,895	82,134
Total			126,045
Other Industry 0.1%
Hillenbrand, Inc.
06/15/2025	5.750%	358,000	368,287
Picasso Finance Sub, Inc.(a)
06/15/2025	6.125%	438,000	446,304
Total			814,591
Other REIT 0.2%
Blackstone Mortgage Trust, Inc.(a)
01/15/2027	3.750%	431,000	401,241
Hospitality Properties Trust
06/15/2023	4.500%	265,000	261,916
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%	75,000	74,574
02/01/2027	4.250%	769,000	737,831
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
06/01/2025	7.500%	579,000	604,187
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	801,000	761,155
Total			2,840,904
Packaging 0.2%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
04/30/2025	5.250%	863,000	862,625
Berry Global, Inc.(a)
02/15/2026	4.500%	448,000	448,203
BWAY Holding Co.(a)
04/15/2024	5.500%	245,000	244,160
CANPACK SA/Eastern PA Land Investment Holding LLC(a)
11/01/2025	3.125%	380,000	351,862
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	921,000	920,064
Total			2,826,914
Pharmaceuticals 1.2%
AbbVie, Inc.
05/14/2026	3.200%	6,000,000	6,016,206
Amgen, Inc.
05/01/2025	3.125%	3,330,000	3,353,179
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AstraZeneca Finance LLC
05/28/2026	1.200%	2,500,000	2,328,961
Bausch Health Companies, Inc.(a)
04/15/2025	6.125%	473,000	476,696
11/01/2025	5.500%	186,000	185,599
12/15/2025	9.000%	230,000	238,325
04/01/2026	9.250%	439,000	449,696
Bristol Myers Squibb Co.
07/26/2024	2.900%	1,238,000	1,247,084
Total			14,295,746
Property & Casualty 0.3%
American International Group, Inc.
04/01/2026	3.900%	3,000,000	3,076,051
Radian Group, Inc.
10/01/2024	4.500%	160,000	160,440
03/15/2025	6.625%	423,000	444,835
Total			3,681,326
Railroads 0.2%
CSX Corp.
08/01/2024	3.400%	3,000,000	3,039,048
Refining 0.3%
Phillips 66
02/15/2026	1.300%	3,500,000	3,272,417
Restaurants 0.2%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%	1,173,000	1,208,668
IRB Holding Corp.(a)
06/15/2025	7.000%	1,300,000	1,357,127
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2027	4.750%	290,000	294,341
Yum! Brands, Inc.(a)
04/01/2025	7.750%	171,000	177,626
Total			3,037,762
Retailers 0.1%
Lowe’s Companies, Inc.
09/15/2024	3.125%	1,000,000	1,003,708
Penske Automotive Group, Inc.
09/01/2025	3.500%	338,000	335,422
Total			1,339,130
Supermarkets 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	307,000	324,903

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
March 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
02/15/2023	3.500%	185,000	185,172
03/15/2026	3.250%	568,000	536,591
01/15/2027	4.625%	110,000	106,464
Total			1,153,130
Technology 1.9%
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	503,000	521,150
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	3,500,000	3,523,592
Camelot Finance SA(a)
11/01/2026	4.500%	586,000	572,280
CDK Global, Inc.
06/01/2027	4.875%	345,000	348,680
CommScope Finance LLC(a)
03/01/2026	6.000%	509,000	514,710
Fidelity National Information Services, Inc.
03/01/2026	1.150%	3,000,000	2,756,749
Microchip Technology, Inc.
02/15/2024	0.972%	3,500,000	3,357,955
09/01/2025	4.250%	351,000	355,538
NCR Corp.(a)
09/01/2027	5.750%	125,000	125,291
NXP BV/Funding LLC/USA, Inc.(a)
05/01/2027	3.150%	3,500,000	3,393,312
Oracle Corp.
05/15/2025	2.950%	3,465,000	3,419,053
PTC, Inc.(a)
02/15/2025	3.625%	237,000	234,493
RELX Capital, Inc.
03/16/2023	3.500%	1,500,000	1,512,920
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	1,033,000	1,003,710
Square, Inc.(a)
06/01/2026	2.750%	577,000	545,643
Symantec Corp.(a)
04/15/2025	5.000%	402,000	401,618
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	755,000	763,709
Total			23,350,403
Transportation Services 0.3%
ERAC USA Finance LLC(a)
11/01/2025	3.800%	3,000,000	3,051,171
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 0.6%
Altice France SA(a)
02/01/2027	8.125%	764,000	787,501
American Tower Corp.
01/31/2028	1.500%	4,200,000	3,712,771
SBA Communications Corp.
02/15/2027	3.875%	230,000	224,474
Sprint Communications, Inc.
11/15/2022	6.000%	255,000	261,006
Sprint Corp.
09/15/2023	7.875%	755,000	802,618
06/15/2024	7.125%	442,000	474,203
T-Mobile USA, Inc.
02/15/2026	2.250%	213,000	200,764
04/15/2026	2.625%	322,000	308,045
T-Mobile USA, Inc.(a)
02/15/2026	2.250%	285,000	269,362
Total			7,040,744
Wirelines 0.8%
AT&T, Inc.
02/01/2028	1.650%	4,500,000	4,098,779
CenturyLink, Inc.
04/01/2024	7.500%	126,000	133,067
04/01/2025	5.625%	404,000	407,345
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	540,000	496,972
Iliad Holding SAS(a)
10/15/2026	6.500%	1,127,000	1,130,374
Verizon Communications, Inc.
03/22/2028	2.100%	3,500,000	3,267,235
Total			9,533,772
Total Corporate Bonds & Notes (Cost $433,796,526)			417,155,635

Foreign Government Obligations(h) 0.0%

Canada 0.0%
NOVA Chemicals Corp.(a)
05/01/2025	5.000%	105,000	105,145
06/01/2027	5.250%	504,000	502,352
Total			607,497

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Short Term Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
March 31, 2022
Foreign Government Obligations(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morocco 0.0%
Morocco Government AID Bond(b),(c),(i)
6-month USD LIBOR + 0.000% 05/01/2023	0.938%	127,500	126,225
Total Foreign Government Obligations (Cost $764,714)			733,722

Residential Mortgage-Backed Securities - Agency 0.2%

Federal Home Loan Mortgage Corp.
01/01/2023- 10/01/2024	4.500%	11,024	11,319
01/01/2024	5.000%	11,175	11,413
03/01/2025- 04/01/2026	4.000%	12,786	13,179
11/01/2025- 07/01/2026	3.500%	4,013	4,105
Federal Home Loan Mortgage Corp.(b)
1-year CMT + 2.218% Cap 9.475% 03/01/2034	2.441%	106,724	106,746
12-month USD LIBOR + 1.735% Cap 10.860% 07/01/2036	1.985%	1,640	1,642
12-month USD LIBOR + 1.710% Cap 11.096% 08/01/2036	1.970%	27,273	28,421
12-month USD LIBOR + 1.765% Cap 11.140% 12/01/2036	2.015%	5,079	5,075
Federal National Mortgage Association
03/01/2023	5.000%	60	61
03/01/2024- 11/01/2031	4.000%	174,610	180,971
12/01/2025- 09/01/2026	3.500%	31,246	31,929
04/01/2031	1.500%	1,841,132	1,782,222
11/01/2033- 08/01/2037	5.500%	171,957	187,136
12/01/2040	2.000%	440,129	413,319
Federal National Mortgage Association(d)
CMO Series 2003-W11 Class A1
06/25/2033	2.993%	5,691	5,751
Government National Mortgage Association(b)
1-year CMT + 1.500% Floor 1.000%, Cap 11.000% 03/20/2030	2.000%	8,065	8,266
Government National Mortgage Association
08/15/2037	7.500%	11,611	11,883
Total Residential Mortgage-Backed Securities - Agency (Cost $2,937,345)			2,803,438

Residential Mortgage-Backed Securities - Non-Agency 26.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
510 Asset Backed Trust(a),(d)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	5,059,849	4,851,321
AMRESCO Residential Securities Corp. Mortgage Loan Trust(b)
CMO Series 1998-3 Class A7
1-month USD LIBOR + 0.480% Floor 0.480% 07/25/2028	0.937%	6,681	6,671
Angel Oak Mortgage Trust(a),(d)
CMO Series 2020-6 Class A3
05/25/2065	1.775%	489,518	479,006
CMO Series 2020-6 Class M1
05/25/2065	2.805%	1,225,000	1,188,259
CMO Series 2021-8 Class A1
11/25/2066	1.820%	9,225,882	8,729,143
Angel Oak Mortgage Trust I LLC(a),(d)
CMO Series 2018-3 Class A3
09/25/2048	3.853%	414,577	414,546
CMO Series 2019-2 Class A3
03/25/2049	3.833%	350,281	350,087
Banc of America Funding Trust
CMO Series 2005-5 Class 2A1
09/25/2035	5.500%	105,102	106,846
Banc of America Funding Trust(d)
CMO Series 2007-C Class 1A3
05/20/2036	2.994%	57,762	57,379
Bellemeade Re Ltd.(a),(b)
CMO Series 2020-3A Class M1B
1-month USD LIBOR + 2.850% Floor 2.850% 10/25/2030	3.037%	1,899,406	1,901,712
CMO Series 2021-1A Class M1B
30-day Average SOFR + 2.200% Floor 2.200% 03/25/2031	2.210%	3,000,000	2,982,040
CMO Series 2022-1 Class M1B
30-day Average SOFR + 2.150% Floor 2.150% 01/26/2032	2.200%	5,284,000	5,248,477
BRAVO Residential Funding Trust(a),(d)
CMO Series 2020-NQM1 Class A1
05/25/2060	1.449%	1,022,044	1,015,139
CMO Series 2021-NQM1 Class A1
02/25/2049	0.941%	4,762,081	4,533,126
CFMT LLC(a),(d)
CMO Series 2021-EBO1 Class A
11/25/2050	0.985%	4,129,771	4,066,418
Chase Mortgage Finance Trust
CMO Series 2005-S2 Class A1
10/25/2035	5.500%	68,639	68,042

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2022	19

Portfolio of Investments  (continued)
March 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2006-S4 Class A3
12/25/2036	6.000%	150,969	92,174
CHNGE Mortgage Trust(a),(d)
CMO Series 2022-1 Class A1
01/25/2067	3.007%	8,037,968	7,873,524
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.076% 09/25/2058	1.531%	4,539,678	4,435,681
CIM Trust(a),(d)
CMO Series 2021-NR1 Class A1
07/25/2055	2.569%	3,202,635	3,111,449
Credit Suisse Mortgage Trust(a),(d)
CMO Series 2021-AFC1 Class A1
03/25/2056	0.830%	2,076,402	1,956,209
CMO Series 2021-RPL1 Class A1
09/27/2060	1.668%	5,079,989	4,881,733
Credit Suisse Mortgage Trust(a),(c),(d),(i)
CMO Series 2022-JR1 Class A1
10/25/2066	4.267%	19,365,517	19,365,517
CSMC Trust(a)
CMO Series 2019-AFC1 Class A1
07/25/2049	2.573%	1,731,899	1,691,041
Subordinated CMO Series 2020-RPL4 Class A1
01/25/2060	2.000%	6,985,873	6,733,410
CSMC Trust(a),(d)
CMO Series 2021-RPL4 Class A1
12/27/2060	1.796%	3,607,341	3,492,345
Subordinated CMO Series 2020-RPL3 Class A1
03/25/2060	2.691%	2,825,034	2,769,386
Deephaven Residential Mortgage Trust(a),(d)
CMO Series 2022-1 Class A1
01/25/2067	2.205%	17,727,676	17,243,250
Eagle Re Ltd.(a),(b)
CMO Series 2021-1 Class M1A
30-day Average SOFR + 1.700% Floor 1.700% 10/25/2033	1.710%	1,823,566	1,822,712
CMO Series 2021-2 Class M1B
30-day Average SOFR + 2.050% Floor 2.050% 04/25/2034	2.100%	5,100,000	5,026,706
Subordinated CMO Series 2020-1 Class M1A
1-month USD LIBOR + 0.900% 01/25/2030	1.357%	2,964,000	2,942,497
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-DNA1 Class M2
1-month USD LIBOR + 1.700% 01/25/2050	2.157%	980,419	979,292
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-DNA6 Class M1
30-day Average SOFR + 0.900% 12/25/2050	0.999%	203,561	203,255
CMO Series 2021-DNA5 Class M2
30-day Average SOFR + 1.650% 01/25/2034	1.749%	1,650,000	1,624,837
CMO Series 2021-HQA1 Class M1
30-day Average SOFR + 0.700% 08/25/2033	0.799%	1,209,444	1,206,260
CMO Series 2021-HQA4 Class M1
30-day Average SOFR + 0.950% 12/25/2041	1.049%	3,500,000	3,412,730
GCAT LLC(a),(d)
CMO Series 2020-3 Class A1
09/25/2025	2.981%	4,074,958	4,073,698
GCAT Trust(a),(d)
CMO Series 2021-CM2 Class A1
08/25/2066	2.352%	5,167,608	5,027,510
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2021-3 Class M1A
30-day Average SOFR + 1.900% Floor 1.900% 02/25/2034	1.949%	9,375,000	9,292,427
GS Mortgage-Backed Securities Trust(a),(d)
CMO Series 2020-NQM1 Class A1
09/27/2060	1.382%	1,620,196	1,595,308
Home Re Ltd.(a),(b)
CMO Series 2020-1 Class M1B
1-month USD LIBOR + 3.250% Floor 3.250% 10/25/2030	3.707%	2,255,602	2,260,493
CMO Series 2021-1 Class M1B
1-month USD LIBOR + 1.550% 07/25/2033	2.007%	3,900,000	3,878,286
Homeward Opportunities Fund Trust(a),(d)
CMO Series 2020-BPL1 Class A1
08/25/2025	3.228%	1,792,245	1,793,118
Imperial Fund Mortgage Trust(a),(d)
CMO Series 2021-NQM2 Class A3
09/25/2056	1.516%	3,173,518	2,937,843
JPMorgan Mortgage Trust
CMO Series 2005-S3 Class 2A2
01/25/2023	5.500%	15,504	13,179
JPMorgan Mortgage Trust(d)
CMO Series 2007-A2 Class 3A1
04/25/2037	2.787%	5,262	4,753
Legacy Mortgage Asset Trust(a),(d)
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	3,376,179	3,254,986

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Short Term Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
March 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-GS2 Class A1
04/25/2061	1.750%	6,569,259	6,263,459
MFA Trust(a),(d)
CMO Series 2020-NQM1 Class A1
03/25/2065	1.479%	1,522,849	1,493,931
Morgan Stanley Mortgage Loan Trust(d)
CMO Series 2004-10AR Class 2A2
11/25/2034	2.634%	57,069	56,898
New Residential Mortgage Loan Trust(a),(d)
CMO Series 2019-NQM4 Class A2
09/25/2059	2.644%	1,776,966	1,771,160
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	1,563,273	1,522,274
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.400% Floor 1.400% 07/25/2029	1.857%	100,817	100,345
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1A
30-day Average SOFR + 1.650% Floor 1.650% 10/25/2033	1.749%	2,375,000	2,371,533
OBX Trust(a),(d)
CMO Series 2019-EXP2 Class 1A3
06/25/2059	4.000%	611,179	604,289
Oceanview Mortgage Loan Trust(a)
CMO Series 2020-1 Class A1A
05/28/2050	1.733%	1,171,042	1,139,794
Preston Ridge Partners Mortgage(a),(d)
CMO Series 2021-4 Class A1
04/25/2026	1.867%	7,924,039	7,542,014
Preston Ridge Partners Mortgage LLC(a),(d)
CMO Series 2021-3 Class A1
04/25/2026	1.867%	4,253,446	4,057,124
Preston Ridge Partners Mortgage Trust(a),(d)
CMO Series 2021-10 Class A1
10/25/2026	2.487%	4,290,244	4,158,340
CMO Series 2021-2 Class A1
03/25/2026	2.115%	2,698,206	2,606,606
CMO Series 2021-9 Class A1
10/25/2026	2.363%	7,356,511	7,031,959
Pretium Mortgage Credit Partners I LLC(a),(d)
CMO Series 2021-NPL1 Class A1
09/27/2060	2.240%	2,226,867	2,143,023
CMO Series 2021-NPL2 Class A1
06/27/2060	1.992%	2,163,743	2,070,794
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pretium Mortgage Credit Partners LLC(a),(d)
CMO Series 2021-NPL3 Class A1
07/25/2051	1.868%	9,482,211	9,134,915
CMO Series 2021-NPL6 Class A1
07/25/2051	2.487%	13,207,015	12,811,992
PRKCM Trust(a),(d)
CMO Series 2021-AFC2 Class A1
11/25/2056	2.071%	14,505,591	13,808,928
PRPM LLC(a),(d)
CMO Series 2021-RPL1 Class A1
07/25/2051	1.319%	2,122,913	2,025,623
Radnor Re Ltd.(a),(b)
CMO Series 2020-1 Class M1A
1-month USD LIBOR + 0.950% Floor 0.950% 02/25/2030	1.407%	2,125,000	2,082,195
Sequoia Mortgage Trust(a),(d)
CMO Series 2016-3 Class A1
11/25/2046	3.500%	831,847	809,807
Starwood Mortgage Residential Trust(a),(d)
CMO Series 2019-INV1 Class A1
09/27/2049	2.610%	381,642	379,025
CMO Series 2019-INV1 Class A3
09/27/2049	2.916%	1,735,297	1,719,189
CMO Series 2020-INV1 Class A3
11/25/2055	1.593%	591,464	573,303
Toorak Mortgage Corp., Ltd.(a),(d)
CMO Series 2020-1 Class A1
03/25/2023	2.734%	11,192,337	11,102,399
Towd Point HE Trust(a),(d)
CMO Series 2021-HE1 Class M2
02/25/2063	2.500%	1,150,000	1,111,069
Towd Point Mortgage Trust(a),(d)
CMO Series 2021-SJ2 Class A1A
03/25/2059	2.250%	7,055,078	6,939,470
VCAT Asset Securitization LLC(a),(d)
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	2,793,093	2,665,872
VCAT LLC(a),(d)
CMO Series 2021-NPL1 Class A1
12/26/2050	2.289%	669,345	650,617
Vericrest Opportunity Loan Transferee(a),(d)
CMO Series 2021-NPL4 Class A1
03/27/2051	2.240%	4,847,092	4,740,382
Vericrest Opportunity Loan Transferee XCVI LLC(a),(d)
CMO Series 2021-NPL5 Class A1
03/27/2051	2.116%	2,636,294	2,567,151

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2022	21

Portfolio of Investments  (continued)
March 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vericrest Opportunity Loan Transferee XCVII LLC(a),(d)
CMO Series 2021-NPL6 Class A1
04/25/2051	2.240%	10,482,936	10,137,763
Vericrest Opportunity Loan Trust CI LLC(a),(d)
CMO Series 2021-NP10 Class A1
05/25/2051	1.992%	8,084,962	8,082,188
Verus Securitization Trust(a),(d)
CMO Series 2019-4 Class A3
11/25/2059	3.000%	2,763,584	2,754,596
CMO Series 2020-2 Class A1
05/25/2060	2.226%	652,274	647,822
CMO Series 2020-NPL1 Class A1
08/25/2050	3.598%	512,583	512,762
CMO Series 2021-8 Class A3
11/25/2066	2.491%	10,311,272	9,798,429
Visio Trust(a),(d)
CMO Series 2019-2 Class A3
11/25/2054	3.076%	1,513,495	1,474,812
Visio Trust(a)
Series 2020-1R Class A1
11/25/2055	1.312%	6,230,698	6,043,128
Wells Fargo Mortgage-Backed Securities Trust(d)
CMO Series 2006-AR19 Class A1
12/25/2036	2.733%	85,279	84,414
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ZH Trust(a)
CMO Series 2021-1 Class A
02/18/2027	2.253%	2,200,000	2,165,791
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $329,761,329)			320,751,006

U.S. Treasury Obligations 1.0%

U.S. Treasury
07/31/2023	0.125%	12,525,000	12,208,940
Total U.S. Treasury Obligations (Cost $12,234,345)			12,208,940

Money Market Funds 3.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.308%(j),(k)	39,492,947	39,477,150
Total Money Market Funds (Cost $39,477,134)		39,477,150
Total Investments in Securities (Cost: $1,255,976,248)		1,223,395,555
Other Assets & Liabilities, Net		7,203,525
Net Assets		1,230,599,080

At March 31, 2022, securities and/or cash totaling $1,214,430 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	130	06/2022	USD	27,549,844	11,941	—
U.S. Treasury 2-Year Note	1,570	06/2022	USD	332,717,345	—	(3,320,432)
Total					11,941	(3,320,432)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	(1,375)	06/2022	USD	(157,695,313)	3,498,630	—
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At March 31, 2022, the total value of these securities amounted to $864,785,532, which represents 70.27% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of March 31, 2022.
(c)	Valuation based on significant unobservable inputs.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of March 31, 2022.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Short Term Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
March 31, 2022
Notes to Portfolio of Investments  (continued)
(e)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(f)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of March 31, 2022.
(g)	Represents a security purchased on a when-issued basis.
(h)	Principal and interest may not be guaranteed by a governmental entity.
(i)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2022, the total value of these securities amounted to $19,491,742, which represents 1.58% of total net assets.
(j)	The rate shown is the seven-day current annualized yield at March 31, 2022.
(k)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.308%
	27,869,716	670,535,638	(658,928,158)	(46)	39,477,150	(7,121)	24,618	39,492,947
Abbreviation Legend
AID	Agency for International Development
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2022	23

Portfolio of Investments  (continued)
March 31, 2022
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	287,035,158	11,798,369	298,833,527
Commercial Mortgage-Backed Securities - Non-Agency	—	131,432,137	—	131,432,137
Corporate Bonds & Notes	—	417,155,635	—	417,155,635
Foreign Government Obligations	—	607,497	126,225	733,722
Residential Mortgage-Backed Securities - Agency	—	2,803,438	—	2,803,438
Residential Mortgage-Backed Securities - Non-Agency	—	301,385,489	19,365,517	320,751,006
U.S. Treasury Obligations	12,208,940	—	—	12,208,940
Money Market Funds	39,477,150	—	—	39,477,150
Total Investments in Securities	51,686,090	1,140,419,354	31,290,111	1,223,395,555
Investments in Derivatives
Asset
Futures Contracts	3,510,571	—	—	3,510,571
Liability
Futures Contracts	(3,320,432)	—	—	(3,320,432)
Total	51,876,229	1,140,419,354	31,290,111	1,223,585,694
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 03/31/2021 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 03/31/2022 ($)
Asset-Backed Securities — Non-Agency	9,086,089	—	—	(177,680)	9,450,000	(2,860,040)	—	(3,700,000)	11,798,369
Foreign Government Obligations	209,844	—	1,475	(94)	—	(85,000)	—	—	126,225
Residential Mortgage-Backed Securities — Non-Agency	7,900,001	(2,863)	(511,827)	572,858	19,999,722	(5,592,374)	—	(3,000,000)	19,365,517
Total	17,195,934	(2,863)	(510,352)	395,084	29,449,722	(8,537,414)	—	(6,700,000)	31,290,111
(a) Change in unrealized appreciation (depreciation) relating to securities held at March 31, 2022 was $(177,505), which is comprised of Asset-Backed Securities — Non-Agency of $(177,680), Foreign Government Obligations of $(94) and Residential Mortgage-Backed Securities — Non-Agency of $269.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain asset backed securities, residential mortgage backed securities and foreign government obligations classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, single market quotations from broker dealers, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Short Term Bond Fund | Annual Report 2022

Statement of Assets and Liabilities
March 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,216,499,114)	$1,183,918,405
Affiliated issuers (cost $39,477,134)	39,477,150
Cash	11,963
Margin deposits on:
Futures contracts	1,214,430
Receivable for:
Investments sold	23,691,532
Capital shares sold	9,474,804
Dividends	7,120
Interest	4,458,818
Foreign tax reclaims	991
Variation margin for futures contracts	264,660
Expense reimbursement due from Investment Manager	3,740
Prepaid expenses	11,033
Total assets	1,262,534,646
Liabilities
Payable for:
Investments purchased	25,185,942
Investments purchased on a delayed delivery basis	2,897,709
Capital shares purchased	1,621,238
Distributions to shareholders	1,591,383
Variation margin for futures contracts	193,359
Management services fees	14,246
Distribution and/or service fees	1,899
Transfer agent fees	75,196
Compensation of board members	288,377
Compensation of chief compliance officer	12
Other expenses	66,205
Total liabilities	31,935,566
Net assets applicable to outstanding capital stock	$1,230,599,080
Represented by
Paid in capital	1,270,396,547
Total distributable earnings (loss)	(39,797,467)
Total - representing net assets applicable to outstanding capital stock	$1,230,599,080
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2022	25

Statement of Assets and Liabilities  (continued)
March 31, 2022
Class A
Net assets	$232,895,242
Shares outstanding	23,881,566
Net asset value per share	$9.75
Maximum sales charge	1.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.85
Advisor Class
Net assets	$69,029,055
Shares outstanding	7,088,358
Net asset value per share	$9.74
Class C
Net assets	$13,238,321
Shares outstanding	1,360,544
Net asset value per share	$9.73
Institutional Class
Net assets	$198,639,991
Shares outstanding	20,397,955
Net asset value per share	$9.74
Institutional 2 Class
Net assets	$26,761,179
Shares outstanding	2,751,694
Net asset value per share	$9.73
Institutional 3 Class
Net assets	$688,878,918
Shares outstanding	70,777,690
Net asset value per share	$9.73
Class R
Net assets	$1,156,374
Shares outstanding	118,574
Net asset value per share	$9.75
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Short Term Bond Fund | Annual Report 2022

Statement of Operations
Year Ended March 31, 2022
Net investment income
Income:
Dividends — affiliated issuers	$24,618
Interest	23,337,793
Total income	23,362,411
Expenses:
Management services fees	5,055,151
Distribution and/or service fees
Class A	602,100
Class C	125,239
Class R	5,822
Transfer agent fees
Class A	308,596
Advisor Class	49,506
Class C	18,433
Institutional Class	252,300
Institutional 2 Class	7,660
Institutional 3 Class	38,867
Class R	1,492
Compensation of board members	55,883
Custodian fees	21,863
Printing and postage fees	54,758
Registration fees	169,988
Audit fees	39,690
Legal fees	24,449
Compensation of chief compliance officer	208
Other	23,039
Total expenses	6,855,044
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,101,028)
Fees waived by distributor
Class C	(10,071)
Fees waived by transfer agent
Institutional 2 Class	(551)
Institutional 3 Class	(13,434)
Expense reduction	(840)
Total net expenses	5,729,120
Net investment income	17,633,291
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(3,285,492)
Investments — affiliated issuers	(7,121)
Foreign currency translations	12
Futures contracts	(1,937,715)
Net realized loss	(5,230,316)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(38,342,883)
Investments — affiliated issuers	(46)
Futures contracts	(678,182)
Net change in unrealized appreciation (depreciation)	(39,021,111)
Net realized and unrealized loss	(44,251,427)
Net decrease in net assets resulting from operations	$(26,618,136)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2022	27

Statement of Changes in Net Assets
	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations
Net investment income	$17,633,291	$21,098,476
Net realized gain (loss)	(5,230,316)	16,120,906
Net change in unrealized appreciation (depreciation)	(39,021,111)	60,186,272
Net increase (decrease) in net assets resulting from operations	(26,618,136)	97,405,654
Distributions to shareholders
Net investment income and net realized gains
Class A	(3,058,635)	(3,974,903)
Advisor Class	(536,374)	(149,463)
Class C	(103,583)	(233,592)
Institutional Class	(3,002,264)	(3,531,098)
Institutional 2 Class	(213,343)	(494,230)
Institutional 3 Class	(11,296,305)	(12,183,013)
Class R	(11,880)	(17,562)
Total distributions to shareholders	(18,222,384)	(20,583,861)
Increase (decrease) in net assets from capital stock activity	260,270,941	(12,110,753)
Total increase in net assets	215,430,421	64,711,040
Net assets at beginning of year	1,015,168,659	950,457,619
Net assets at end of year	$1,230,599,080	$1,015,168,659
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Short Term Bond Fund | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	March 31, 2022		March 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	7,009,597	70,531,581	7,169,680	71,775,307
Fund reorganization	831,856	8,347,044	—	—
Distributions reinvested	277,921	2,790,974	361,431	3,600,128
Redemptions	(8,036,456)	(80,779,228)	(6,801,427)	(67,916,997)
Net increase	82,918	890,371	729,684	7,458,438
Advisor Class
Subscriptions	793,803	7,830,705	212,120	2,100,571
Fund reorganization	14,249,815	142,792,034	—	—
Distributions reinvested	31,761	315,733	14,422	143,559
Redemptions	(8,720,941)	(86,630,637)	(251,213)	(2,490,224)
Net increase (decrease)	6,354,438	64,307,835	(24,671)	(246,094)
Class C
Subscriptions	497,668	4,981,622	659,644	6,556,190
Distributions reinvested	9,984	100,074	21,513	213,336
Redemptions	(831,055)	(8,339,484)	(1,259,371)	(12,538,139)
Net decrease	(323,403)	(3,257,788)	(578,214)	(5,768,613)
Institutional Class
Subscriptions	9,783,107	98,047,807	11,082,248	110,318,662
Distributions reinvested	247,662	2,484,197	301,014	2,994,634
Redemptions	(8,434,386)	(84,616,608)	(10,467,604)	(104,181,414)
Net increase	1,596,383	15,915,396	915,658	9,131,882
Institutional 2 Class
Subscriptions	1,921,833	18,932,311	1,473,117	14,692,474
Distributions reinvested	21,348	213,343	49,659	494,220
Redemptions	(363,401)	(3,644,584)	(2,748,735)	(27,428,317)
Net increase (decrease)	1,579,780	15,501,070	(1,225,959)	(12,241,623)
Institutional 3 Class
Subscriptions	30,010,234	302,086,959	23,146,189	228,897,284
Distributions reinvested	474,388	4,753,762	473,558	4,705,889
Redemptions	(13,972,340)	(139,908,670)	(24,304,365)	(243,201,968)
Net increase (decrease)	16,512,282	166,932,051	(684,618)	(9,598,795)
Class R
Subscriptions	15,668	157,816	26,547	266,113
Distributions reinvested	1,056	10,605	1,439	14,314
Redemptions	(18,433)	(186,415)	(117,404)	(1,126,375)
Net decrease	(1,709)	(17,994)	(89,418)	(845,948)
Total net increase (decrease)	25,800,689	260,270,941	(957,538)	(12,110,753)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2022	29

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 3/31/2022	$10.11	0.12	(0.35)	(0.23)	(0.13)	(0.13)
Year Ended 3/31/2021	$9.37	0.18	0.73	0.91	(0.17)	(0.17)
Year Ended 3/31/2020	$9.98	0.26	(0.54)	(0.28)	(0.33)	(0.33)
Year Ended 3/31/2019	$9.88	0.20	0.05	0.25	(0.15)	(0.15)
Year Ended 3/31/2018	$9.98	0.11	(0.09)	0.02	(0.12)	(0.12)
Advisor Class
Year Ended 3/31/2022	$10.10	0.14	(0.35)	(0.21)	(0.15)	(0.15)
Year Ended 3/31/2021	$9.36	0.20	0.74	0.94	(0.20)	(0.20)
Year Ended 3/31/2020	$9.96	0.29	(0.53)	(0.24)	(0.36)	(0.36)
Year Ended 3/31/2019	$9.87	0.23	0.03	0.26	(0.17)	(0.17)
Year Ended 3/31/2018	$9.97	0.13	(0.09)	0.04	(0.14)	(0.14)
Class C
Year Ended 3/31/2022	$10.08	0.07	(0.35)	(0.28)	(0.07)	(0.07)
Year Ended 3/31/2021	$9.35	0.12	0.72	0.84	(0.11)	(0.11)
Year Ended 3/31/2020	$9.96	0.20	(0.54)	(0.34)	(0.27)	(0.27)
Year Ended 3/31/2019	$9.86	0.14	0.05	0.19	(0.09)	(0.09)
Year Ended 3/31/2018	$9.96	0.05	(0.09)	(0.04)	(0.06)	(0.06)
Institutional Class
Year Ended 3/31/2022	$10.09	0.15	(0.35)	(0.20)	(0.15)	(0.15)
Year Ended 3/31/2021	$9.36	0.20	0.73	0.93	(0.20)	(0.20)
Year Ended 3/31/2020	$9.96	0.29	(0.53)	(0.24)	(0.36)	(0.36)
Year Ended 3/31/2019	$9.86	0.24	0.03	0.27	(0.17)	(0.17)
Year Ended 3/31/2018	$9.97	0.12	(0.09)	0.03	(0.14)	(0.14)
Institutional 2 Class
Year Ended 3/31/2022	$10.08	0.16	(0.35)	(0.19)	(0.16)	(0.16)
Year Ended 3/31/2021	$9.35	0.21	0.72	0.93	(0.20)	(0.20)
Year Ended 3/31/2020	$9.95	0.29	(0.52)	(0.23)	(0.37)	(0.37)
Year Ended 3/31/2019	$9.85	0.22	0.06	0.28	(0.18)	(0.18)
Year Ended 3/31/2018	$9.96	0.14	(0.10)	0.04	(0.15)	(0.15)
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Short Term Bond Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 3/31/2022	$9.75	(2.33%)	0.84%	0.74%(c)	1.22%	96%	$232,895
Year Ended 3/31/2021	$10.11	9.77%	0.85%	0.77%(c)	1.77%	173%	$240,561
Year Ended 3/31/2020	$9.37	(2.94%)	0.85%	0.78%(c)	2.61%	169%	$216,266
Year Ended 3/31/2019	$9.98	2.55%	0.86%	0.80%(c)	2.02%	154%	$226,907
Year Ended 3/31/2018	$9.88	0.15%	0.86%	0.80%(c)	1.06%	86%	$242,170
Advisor Class
Year Ended 3/31/2022	$9.74	(2.09%)	0.59%	0.49%(c)	1.43%	96%	$69,029
Year Ended 3/31/2021	$10.10	10.06%	0.60%	0.52%(c)	2.03%	173%	$7,409
Year Ended 3/31/2020	$9.36	(2.60%)	0.60%	0.53%(c)	2.87%	169%	$7,103
Year Ended 3/31/2019	$9.96	2.71%	0.61%	0.55%(c)	2.30%	154%	$7,344
Year Ended 3/31/2018	$9.87	0.40%	0.60%	0.55%(c)	1.31%	86%	$7,420
Class C
Year Ended 3/31/2022	$9.73	(2.77%)	1.46%	1.29%(c)	0.68%	96%	$13,238
Year Ended 3/31/2021	$10.08	9.06%	1.60%	1.34%(c),(d)	1.22%	173%	$16,981
Year Ended 3/31/2020	$9.35	(3.53%)	1.60%	1.38%(c),(d)	2.02%	169%	$21,157
Year Ended 3/31/2019	$9.96	1.94%	1.61%	1.40%(c),(d)	1.38%	154%	$27,118
Year Ended 3/31/2018	$9.86	(0.45%)	1.61%	1.40%(c),(d)	0.46%	86%	$42,010
Institutional Class
Year Ended 3/31/2022	$9.74	(1.99%)	0.59%	0.49%(c)	1.47%	96%	$198,640
Year Ended 3/31/2021	$10.09	9.95%	0.60%	0.52%(c)	2.03%	173%	$189,774
Year Ended 3/31/2020	$9.36	(2.60%)	0.60%	0.53%(c)	2.87%	169%	$167,429
Year Ended 3/31/2019	$9.96	2.81%	0.61%	0.55%(c)	2.40%	154%	$303,373
Year Ended 3/31/2018	$9.86	0.29%	0.61%	0.55%(c)	1.23%	86%	$194,236
Institutional 2 Class
Year Ended 3/31/2022	$9.73	(1.92%)	0.52%	0.42%	1.57%	96%	$26,761
Year Ended 3/31/2021	$10.08	10.04%	0.52%	0.44%	2.08%	173%	$11,814
Year Ended 3/31/2020	$9.35	(2.52%)	0.51%	0.44%	2.94%	169%	$22,420
Year Ended 3/31/2019	$9.95	2.91%	0.51%	0.46%	2.27%	154%	$18,228
Year Ended 3/31/2018	$9.85	0.39%	0.51%	0.46%	1.44%	86%	$30,580
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2022	31

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 3/31/2022	$10.09	0.16	(0.35)	(0.19)	(0.17)	(0.17)
Year Ended 3/31/2021	$9.36	0.21	0.73	0.94	(0.21)	(0.21)
Year Ended 3/31/2020	$9.96	0.30	(0.53)	(0.23)	(0.37)	(0.37)
Year Ended 3/31/2019	$9.86	0.24	0.05	0.29	(0.19)	(0.19)
Year Ended 3/31/2018	$9.96	0.15	(0.10)	0.05	(0.15)	(0.15)
Class R
Year Ended 3/31/2022	$10.11	0.10	(0.36)	(0.26)	(0.10)	(0.10)
Year Ended 3/31/2021	$9.37	0.15	0.74	0.89	(0.15)	(0.15)
Year Ended 3/31/2020	$9.98	0.24	(0.54)	(0.30)	(0.31)	(0.31)
Year Ended 3/31/2019	$9.88	0.18	0.05	0.23	(0.13)	(0.13)
Year Ended 3/31/2018	$9.99	0.08	(0.10)	(0.02)	(0.09)	(0.09)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include the impact of voluntary waivers paid by the Investment Manager. For the periods indicated below, if the Investment Manager had not paid these voluntary waivers, the Fund’s net expense ratio would increase by:

Class	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Class C	0.06%	0.15%	0.15%	0.15%
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Short Term Bond Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 3/31/2022	$9.73	(1.97%)	0.46%	0.37%	1.60%	96%	$688,879
Year Ended 3/31/2021	$10.09	10.09%	0.47%	0.39%	2.16%	173%	$547,413
Year Ended 3/31/2020	$9.36	(2.47%)	0.46%	0.39%	3.00%	169%	$514,116
Year Ended 3/31/2019	$9.96	2.96%	0.46%	0.41%	2.41%	154%	$717,896
Year Ended 3/31/2018	$9.86	0.54%	0.46%	0.41%	1.50%	86%	$771,726
Class R
Year Ended 3/31/2022	$9.75	(2.57%)	1.09%	0.99%(c)	0.98%	96%	$1,156
Year Ended 3/31/2021	$10.11	9.50%	1.10%	1.02%(c)	1.54%	173%	$1,216
Year Ended 3/31/2020	$9.37	(3.18%)	1.10%	1.03%(c)	2.37%	169%	$1,966
Year Ended 3/31/2019	$9.98	2.30%	1.11%	1.05%(c)	1.78%	154%	$2,549
Year Ended 3/31/2018	$9.88	(0.20%)	1.10%	1.05%(c)	0.81%	86%	$2,535
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2022	33

Notes to Financial Statements
March 31, 2022
Note 1. Organization
Columbia Short Term Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
34	Columbia Short Term Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in
Columbia Short Term Bond Fund | Annual Report 2022	35

Notes to Financial Statements  (continued)
March 31, 2022
the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in
36	Columbia Short Term Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at March 31, 2022:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	3,510,571*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	3,320,432*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended March 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(1,937,715)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(678,182)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended March 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	345,291,212
Futures contracts — short	122,838,623

*	Based on the ending quarterly outstanding amounts for the year ended March 31, 2022.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing
Columbia Short Term Bond Fund | Annual Report 2022	37

Notes to Financial Statements  (continued)
March 31, 2022
market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
38	Columbia Short Term Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. The effective management services fee rate for the year ended March 31, 2022 was 0.43% of the Fund’s average daily net assets.
Columbia Short Term Bond Fund | Annual Report 2022	39

Notes to Financial Statements  (continued)
March 31, 2022
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective December 11, 2021 through July 31, 2024, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended March 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.14
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.13
40	Columbia Short Term Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended March 31, 2022, these minimum account balance fees reduced total expenses of the Fund by $840.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Effective August 1, 2021, the Distributor has reduced the distribution fee for Class C shares to 0.55% annually of the average daily net assets attributable to Class C shares. Prior to August 1, 2021, the Distributor contractually waived a portion of the distribution fee for Class C shares so that the distribution fee did not exceed 0.55% annually of the average daily net assets attributable to Class C shares. This arrangement could have been modified or terminated at the sole discretion of the Board of Trustees.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended March 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	1.00	0.50 - 1.00(a)	323,967
Class C	—	1.00(b)	691

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Short Term Bond Fund | Annual Report 2022	41

Notes to Financial Statements  (continued)
March 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	August 1, 2021 through July 31, 2024	Prior to August 1, 2021
Class A	0.74%	0.77%
Advisor Class	0.49	0.52
Class C	1.29	1.52
Institutional Class	0.49	0.52
Institutional 2 Class	0.42	0.44
Institutional 3 Class	0.37	0.39
Class R	0.99	1.02
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, effective December 11, 2021 through July 31, 2024, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Prior to August 1, 2021, Class C distribution fees waived by the Distributor, as discussed above, were in addition to the waiver/reimbursement commitment under the agreement. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At March 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, distributions, capital loss carryforward, principal and/or interest of fixed income securities, distribution reclassifications and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
42	Columbia Short Term Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1,012,943	(1,220,324)	207,381
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended March 31, 2022			Year Ended March 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
18,222,384	—	18,222,384	20,583,861	—	20,583,861
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At March 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
1,794,818	—	(6,984,392)	(32,729,938)
At March 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,256,315,632	510,215	(33,240,153)	(32,729,938)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at March 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended March 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(3,699,544)	(3,284,848)	(6,984,392)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
The Fund acquired $198,475 of capital loss carryforward in connection with the BMO Short-Term Income Fund (the Acquired Fund) reorganization, as described in  Note 9. In addition to the acquired capital loss carryforward, the Fund also acquired unrealized capital losses as a result of the merger. The yearly utilization of the acquired capital loss carryforward and unrealized losses may be limited by the Internal Revenue Code.
Columbia Short Term Bond Fund | Annual Report 2022	43

Notes to Financial Statements  (continued)
March 31, 2022
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,173,069,306 and $1,128,903,100, respectively, for the year ended March 31, 2022, of which $398,671,997 and $443,466,642, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Transactions to realign the portfolio for the Fund following the reorganization as described in  Note 9 are excluded for purposes of calculating the Fund’s portfolio turnover rate. These realignment transactions amounted to cost of purchases and proceeds from sales of $91,872,198 and $99,939,108, respectively, for the year ended March 31, 2022.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended March 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended March 31, 2022.
44	Columbia Short Term Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
Note 9. Fund reorganization
At the close of business on December 10, 2021, the Fund acquired the assets and assumed the identified liabilities of BMO Short-Term Income Fund (the Acquired Fund), a series of BMO Funds, Inc. The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a shareholder meeting held on November 23, 2021. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $1,181,731,474 and the combined net assets immediately after the reorganization were $1,332,870,552.
The reorganization was accomplished by a tax-free exchange of 16,092,349 shares of the Acquired Fund valued at $151,139,078 (including $(521,757) of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	831,856
Advisor Class	14,249,815
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on April 1, 2021, the Fund’s pro-forma results of operations for the year ended March 31, 2022 would have been approximately:
($)
Net investment income	19,499,000
Net realized loss	(3,585,000)
Net change in unrealized appreciation/(depreciation)	(43,503,000)
Net decrease in net assets from operations	(27,589,000)
Note 10. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Columbia Short Term Bond Fund | Annual Report 2022	45

Notes to Financial Statements  (continued)
March 31, 2022
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks
46	Columbia Short Term Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At March 31, 2022, one unaffiliated shareholder of record owned 31.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 40.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
Columbia Short Term Bond Fund | Annual Report 2022	47

Notes to Financial Statements  (continued)
March 31, 2022
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
48	Columbia Short Term Bond Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Short Term Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Short Term Bond Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of March 31, 2022, the related statement of operations for the year ended March 31, 2022, the statement of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the five years in the period ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
May 23, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Short Term Bond Fund | Annual Report 2022	49

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended March 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Section 163(j) Interest Dividends
100.00%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
50	Columbia Short Term Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Short Term Bond Fund | Annual Report 2022	51

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
52	Columbia Short Term Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Short Term Bond Fund | Annual Report 2022	53

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
54	Columbia Short Term Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Columbia Short Term Bond Fund | Annual Report 2022	55

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
56	Columbia Short Term Bond Fund | Annual Report 2022

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Columbia Short Term Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN222_03_M01_(05/22)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Moffett, Mr. Gallagher, Mr. Connaughton, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose reports to stockholders are included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2022 and March 31, 2021 are approximately as follows:

20222021

$39,500    $39,500

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2022 and March 31, 2021 are approximately as follows:

2022	2021
$0	$0

Audit-Related Fees, if any, include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended March 31, 2022 and March 31, 2021, there were no Audit- Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2022 and March 31, 2021 are approximately as follows:

2022	2021
$0	$0

Tax Fees, if any, include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended March 31, 2022 and March 31, 2021, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2022 and March 31, 2021 are approximately as follows:

2022	2021
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2022 and March 31, 2021 are approximately as follows:

20222021

$520,000    $520,000

In fiscal years 2022 and 2021, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non -audit services to the registrant and non-audit services to its investment adviser (excluding any sub -adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate ") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2022 and March 31, 2021 are approximately as follows:

20222021

$520,000     $520,000

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected,

or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust
By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	May 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	May 23, 2022
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	May 23, 2022
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	May 23, 2022